                                POWER OF ATTORNEY

      LET IT BE KNOWN that the directors and/or officers of The Lincoln National Life Insurance Company whose signatures appear below appoint John L. Steinkamp and Jack D. Hunter, jointly and severally, their attorneys-in-fact, with power of substitution for them in all capacities, to sign the Registration Statement under the Securities Act of 1933 and any and all pre- or post- effective amendments to the Registration Statement related to the contracts to be issued by The Lincoln National Life Insurance Company and Lincoln National Flexible Premium Variable Life Account G (Registration No. 33-22740) and to file such Registration Statement and amendments, with exhibits, with the Securities and Exchange Commission, hereby ratifying all that each attorney-in-fact may do or cause to be done by virtue of this power.


    Signature                       Title                            Date
    ---------                       -----                            ----


/s/ Ian M. Rolland
-------------------------
Ian M. Rolland             Director, Chairman and President       Nov. 10, 1988
                           (Chief Executive Officer)


/s/ Howard E. Steele
-------------------------
Howard E. Steele           Director and Executive Vice President  Nov. 10, 1988


/s/ Thomas M. West
-------------------------
Thomas M. West             Director and Executive Vice President  Nov. 10, 1988


/s/ Donald L. VanWygarden
-------------------------
Donald L. VanWygarden      Second Vice President and Controller   Nov. 10, 1988
                           (Chief Accounting Officer)


/s/ John S. Acheson
-------------------------
John S. Acheson            Director                               Nov. 10, 1988


/s/ Robert W. Crispin
-------------------------
Robert W. Crispin          Director                               Nov. 10, 1988


/s/ P. Kenneth Dunsire
-------------------------
P. Kenneth Dunsire         Director and Executive Vice President  Nov. 10, 1988


/s/ Robert A. Efroynson
-------------------------
Robert A. Efroynson        Director                               Nov. 10, 1988

    Signature                       Title                            Date
    ---------                       -----                            ----


/s/ Edward D. Irons
-------------------------
Edward D. Irons            Director                               Nov. 10, 1988



/s/ Ronald D. Jarvis
-------------------------
Ronald D. Jarvis           Director                               Nov. 10, 1988



/s/ M. Joyce Schlatter
-------------------------
M. Joyce Schlatter         Director                               Nov. 10, 1988



/s/ Reed P. Miller
-------------------------
Reed P. Miller             Vice President and                     Nov. 10, 1988
                           Valuation Actuary
                           (Chief Financial Officer)